UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20552

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

WSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	26-1219088
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 352-3120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Financial Information

On April 26, 2011, WSB Holdings, Inc., the parent company of Washington Savings Bank, F.S.B. (the “Bank”), issued a press release announcing results of operations for the Bank for the 1st quarter ending March 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

99.1         Press Release dated April 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSB Holdings, Inc.
(Registrant)

/s/Carol A. Ramey
Carol A. Ramey
CFO

Date: April 28, 2011

Exhibit Index

Press Release dated April 26, 2011